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                                                                      EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report, dated November 5, 1997, included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (Nos. 33-39090, 33-62966, 33-52319, 33-57683 and 33-21503).


                                                             ARTHUR ANDERSEN LLP


Roseland, New Jersey
December 8, 1997